MORGAN STANLEY DEAN WITTER VARIABLE LIFE

Northbrook Life Insurance Company
P.O. Box 94040
Palatine, Illinois 60094
Telephone Number: (800) 654-2397                  Prospectus Dated May 1, 2000

--------------------------------------------------------------------------------

This prospectus describes the "MORGAN STANLEY DEAN WITTER VARIABLE LIFE," a modified single premium variable life insurance contract ("CONTRACT") offered by Northbrook Life Insurance Company ("we" or the "Company") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "FEDERAL TAX MATTERS," page 23. You will be taxed on any loan, distribution or other amount you receive from a Modified Endowment Contract during the life of the Insured to the extent of any accumulated income in the Contract. Any amounts that are taxable distributions will be subject to a 10% penalty, with certain exceptions.

The minimum initial premium the Company will accept is $10,000. We allocate premiums to Northbrook Life Variable Life Separate Account A ("VARIABLE ACCOUNT"). The Variable Account invests exclusively in shares of the following mutual funds ("FUNDS"):

Morgan Stanley Dean Witter Variable Investment Series
The Universal Institutional Funds, Inc.*
Van Kampen Life Investment Trust

* Effective May 1, 2000, (formerly known as Morgan Stanley Dean Witter Universal Funds, Inc.)

The Funds have, in the aggregate, twenty-one different investment portfolios ("Portfolios") among which you can choose to allocate your premiums. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Dean Witter Financial Advisor for further information on the availability of Funds and/or Portfolios.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which you have allocated premiums. You will bear the investment risk for all amounts so allocated. The Contract continues in effect so long as Cash Surrender Value is sufficient to pay its monthly charges ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit. However, so long as the Contract continues in effect and if no withdrawals or loans are made, the Death Benefit will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which you have allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

It may not be to your advantage to purchase variable life insurance either as a replacement for your current life insurance or if you already own a variable life insurance contract.
--------------------------------------------------------------------------------

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                   DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                   HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
    IMPORTANT      PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
     NOTICES       FEDERAL CRIME.
                   INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                   INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 1 - PROSPECTUS

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                        PAGE
-----------------------------------------------------------------------------
SPECIAL TERMS                                                               3
-----------------------------------------------------------------------------
SUMMARY                                                                     5
-----------------------------------------------------------------------------
CONTRACT CHARGES AND DEDUCTIONS                                             7
-----------------------------------------------------------------------------
THE COMPANY                                                                 9
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THE VARIABLE ACCOUNT                                                       10
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   General                                                                 10
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   Funds                                                                   10
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THE CONTRACT                                                               12
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   Application for a Contract                                              12
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   Premiums                                                                12
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   Allocation of Premiums                                                  13
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   Accumulation Unit Values                                                13
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DEDUCTIONS AND CHARGES                                                     14
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   Monthly Deductions                                                      14
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      Cost of Insurance Charge                                             14
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      Tax Expense Charge                                                   14
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      Administrative Expense Charge                                        14
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   Other Deductions                                                        14
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      Mortality and Expense Risk Charge                                    14
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      Annual Maintenance Fee                                               15
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      Taxes Charged Against the Variable Account                           15
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      Charges Against the Funds                                            15
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      Withdrawal Charge                                                    15
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      Due and Unpaid Premium Tax Charge                                    15
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CONTRACT BENEFITS AND RIGHTS                                               15
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   Death Benefit                                                           15
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   Accelerated Death Benefit                                               16
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   Confinement Waiver Benefit                                              16
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   Account Value                                                           16
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   Transfer of Account Value                                               17
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   Dollar Cost Averaging                                                   17
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   Automatic Portfolio Rebalancing Program                                 17
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ACCESS TO YOUR MONEY                                                       19
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   Contract Loans                                                          19
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Amount Payable on Surrender of the Contract                             19
                                                                        PAGE
-----------------------------------------------------------------------------
   Partial Withdrawals                                                     19
-----------------------------------------------------------------------------
   Payment Options                                                         20
-----------------------------------------------------------------------------
   Maturity                                                                20
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   Lapse and Reinstatement                                                 20
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   Cancellation and Exchange Rights                                        20
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   Suspension of Valuation, Payments and Transfers                         21
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   Last Survivor Contracts                                                 21
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OTHER MATTERS                                                              22
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   Voting Rights                                                           22
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   Statements to Contract Owners                                           22
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   Limit on Right to Contest                                               22
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   Misstatement as to Age and Sex                                          22
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   Beneficiary                                                             22
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   Assignment                                                              22
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   Dividends                                                               22
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   Distribution of the Contracts                                           22
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   Safekeeping of the Variable Account's Assets                            23
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FEDERAL TAX MATTERS                                                        23
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   Introduction                                                            23
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   Taxation of the Company and the Variable Account                        23
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   Taxation of Contract Benefits                                           23
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   Modified Endowment Contracts                                            24
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   Diversification Requirements                                            24
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   Ownership Treatment                                                     24
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ADDITIONAL INFORMATION ABOUT THE COMPANY                                   25
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   Executive Officers and Directors of the Company                         25
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Year 2000                                                                  26
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   Legal Proceedings                                                       27
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   Legal Matters                                                           27
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   Registration Statement                                                  27
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   Experts                                                                 27
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   Financial Information                                                   28
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FINANCIAL STATEMENTS                                                       29
-----------------------------------------------------------------------------

                            2     - PROSPECTUS

SPECIAL TERMS
-------------------------------------------------------------------

As used in this prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE                               The aggregate value under a Contract of the Variable
                                            Sub-Accounts and the Loan Account.
--------------------------------------------------------------------------------------------------------

ACCUMULATED INCOME                          The Account Value less premiums paid (assuming no loans have been made.)
--------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT                           An accounting unit of measure used to calculate the value of a Variable Sub-Account.
--------------------------------------------------------------------------------------------------------

AGE                                         The Insured's age at the Insured's last birthday.
--------------------------------------------------------------------------------------------------------

CASH SURRENDER VALUE                        The Cash Value less all Indebtedness and the annual
                                            maintenance fee, if applicable.
--------------------------------------------------------------------------------------------------------

CASH VALUE                                  The Account Value less any (1) applicable withdrawal
                                            charges, and (2) due and unpaid premium tax charges.
--------------------------------------------------------------------------------------------------------

CODE                                        The Internal Revenue Code of 1986, as amended.
--------------------------------------------------------------------------------------------------------

CONTRACT ANNIVERSARY                        The same day and month as the Contract Date for each
                                            subsequent year the Contract remains in force.
--------------------------------------------------------------------------------------------------------

CONTRACT DATE                               The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries,
                                            Contract Years and Contract months are determined.
--------------------------------------------------------------------------------------------------------

CONTRACT OWNER                              The person having rights to benefits under the Contract
                                            during the lifetime of the Insured; the Contract Owner may or may not be the Insured.
--------------------------------------------------------------------------------------------------------

CONTRACT YEARS                              Annual periods computed from the Contract Date.
--------------------------------------------------------------------------------------------------------

DEATH BENEFIT                               The greater of (1) the Specified Amount or (2) the Account
                                            Value on the date of death multiplied by the death benefit ratio as specified in the Contract.
--------------------------------------------------------------------------------------------------------

FREE WITHDRAWAL AMOUNT                      The amount of a surrender or partial withdrawal that is not subject to a withdrawal charge. This amount in any Contract
                                            Year is 15% of total premiums paid.
--------------------------------------------------------------------------------------------------------

FUNDS                                       (1) The Morgan Stanley Dean Witter Variable Investment
                                            Series, (2) The Universal Institutional Funds, Inc., or
                                            (3) Van Kampen Life Investment Trust.
--------------------------------------------------------------------------------------------------------

INDEBTEDNESS                                All Contract loans, if any, and accrued loan interest.
--------------------------------------------------------------------------------------------------------

INITIAL DEATH BENEFIT                       The Initial Death Benefit under a Contract is shown on the
                                            Contract data page.
--------------------------------------------------------------------------------------------------------

                                 3 - PROSPECTUS

INSURED                                     The person whose life is insured under a Contract.
--------------------------------------------------------------------------------------------------------
LOAN ACCOUNT                                An account in the Company's general account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan Account credits a fixed rate of
                                            interest that is not based on the investment experience of the Variable Account.
--------------------------------------------------------------------------------------------------------
MONTHLY ACTIVITY DATE                       The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly
                                            Activity Dates occur on the same day of the month as the
                                            Contract Date. If there is no date equal to the Monthly
                                            Activity Date in a particular month, the Monthly Activity
                                            Date will be the last day of that month.
--------------------------------------------------------------------------------------------------------
MONTHLY DEDUCTION AMOUNT                    A deduction on each Monthly Activity Date for the cost of
                                            insurance charge, a tax expense charge and an administrative expense charge.
--------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT                            The minimum Death Benefit under a Contract, equal to the
                                            Initial Death Benefit on the Contract Date. Thereafter it
                                            may change in accordance with the terms of the partial
                                            withdrawal and the subsequent premium provisions of the
                                            Contract.
--------------------------------------------------------------------------------------------------------
VALUATION DAY                               Every day the New York Stock Exchange is open for trading.
                                            The value of the Funds is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m.
                                            Eastern Time) on such days.
--------------------------------------------------------------------------------------------------------
VALUATION PERIOD                            The period between the close of regular trading on the New
                                            York Stock Exchange on successive Valuation Days.
--------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT                            Northbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding
                                            the Contracts from other assets of the Company.
--------------------------------------------------------------------------------------------------------
VARIABLE SUB-ACCOUNT                        The subdivisions of the Variable Account used to allocate a
                                            Contract Owner's Account Value, less Indebtedness, among the
                                            Portfolios of the Funds.

                                 4 - PROSPECTUS

SUMMARY
-------------------------------------------------------------------

THE CONTRACT
The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the Portfolios of the Funds to which you have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. However, so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals or loans. We credit each Contract with units ("Accumulation Units") to calculate cash values. You may transfer the Account Value among the Variable Sub-Accounts.

We can issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Access to Your Money--Last Survivor Contracts," page 21.

In some states, the Contracts may be issued in the form of a group Contract. In those states, we will issue a certificate evidencing your rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUNDS
The Variable Account funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission ("SEC"), under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Portfolio of one of the Funds. The assets of each Portfolio are accounted for separately from the other Portfolios.

Applicants should read the prospectuses for the Funds in connection with the purchase of a Contract. We have briefly summarized the investment objectives of the Portfolios below under "The Variable Account--Funds," page 10.

PREMIUMS
The Contract requires the Contract Owner to pay an initial premium of at least $10,000. You may make additional premium payments of at least $500 once in each Contract year, subject to certain additional conditions (see "The
Contract--Premiums" at page 12):

- only one payment is allowed in any Contract Year;

- the attained age of the Insured must be less than age 91; and

- absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000 or
  (2) a percentage of the initial premium (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. We also reserve the right to reject an additional premium payment for any reason.

Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.

DEATH BENEFIT
At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, which is the then current value of the guaranteed death benefit under the Contract, or (2) the Account Value multiplied by the death benefit ratio set forth in the Contract. See "Contract Benefits and Rights--Death Benefit," page 15.

ACCOUNT VALUE
The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value. You bear the risk of investment in the Variable Sub-Accounts. See "Contract Benefits and Rights--Account Value," page 16.

CONTRACT LOANS
You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of,

- the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary),

- any annual maintenance fee due on or before the next Contract Anniversary, and

                            5     - PROSPECTUS

- any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money--Contract Loans," page 19.

LAPSE
Your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. We will give you written notice of the circumstance and 61 day grace period during which additional amounts may be paid to continue the Contract. See "Access to Your Money--Contract Loans," page 19 and "Lapse and Reinstatement," page 20.

CANCELLATION AND EXCHANGE RIGHTS
You have a limited period of time in which you may return your Contract for cancellation after you purchase it. We call this period of time the "cancellation period." The cancellation period (which varies by state) is specified in your Contract. If you choose to exercise this right, we may require that you return your Contract to us within the cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, the premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where the Company is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the Money Market Variable Sub-Account of the Variable Account.

In addition, once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. The Company reserves the right to make available such a contract that is offered by the Company's parent or by any affiliate of the Company. See "Access to Your Money--Cancellation and Exchange Rights," page 20.

TAX CONSEQUENCES
Current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of Death Benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page 23.

PERSONALIZED ILLUSTRATIONS
We will furnish, upon request and at no charge, a personalized illustration of hypothetical performance under the Contract based upon the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Those illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in the registration statement we filed with the SEC for the Contracts. See "Additional Information About the Company--Registration Statement," page 27, for further information.

FEES AND EXPENSES
We provide the following tables to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page 14.

                            6     - PROSPECTUS

CONTRACT CHARGES AND DEDUCTIONS
-------------------------------------------------------------------

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                         CURRENT(2)                            MAXIMUM
                                         SINGLE LIFE                         SINGLE LIFE
                                         -----------                         -----------
Cost of Insurance Charge....  Standard: 0.65% (Contract Years     Standard-Ranges from $0.06 per
                              1-10);                              1,000 of net amount at risk
                              0.55% (Contract Years 11+)          (younger ages) up to $82.50 (age
                                                                  99)
                              Special: 1.00% (Contract Years      Special-Ranges from $0.12 per
                              1-10);                              $1,000 of net amount at risk
                              0.90% (Contract Years 11+)          (younger ages) up to $82.92 (age
                                                                  99).

                                         JOINT LIFE                          JOINT LIFE
                                         ----------                          ----------
                              Standard: 0.30% (Contract Years     Standard-Ranges from $0.00015 per
                              1-10);                              $1,000 of net amount at risk
                              0.20% Contract Years 11+)           (younger ages) up to $61.995 per
                                                                  $1,000 of net amount at risk (age
                                                                  99)
                              Special: 0.65% (Contract Years      Special-Ranges from $0.00061 per
                              1-10);                              $1,000 of net amount at risk
                              0.55% (Contract Years 11+);         (younger ages) up to $78.71083
                                                                  (age 99).

Administrative Expense Charge..................                                     0.25%
Tax Expense Charge.............................                                     0.40%(3)

Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):

Mortality and Expense Risk Charge:.............  0.90%
Federal Income Tax Charge:.....................  Currently none(4)
Annual Maintenance Fee:........................  $30(5)
Transfer Charges:..............................  $25(6)
Maximum Withdrawal Charge:.....................  7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:.............  2.25% of initial premium withdrawn(8)

    (1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page 14.

    (2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Deductions and Charges--Monthly Deductions--Cost of Insurance Charge," page 14. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

    (3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. We assess this charge only during the first 10 Contract Years. See "Deductions and Charges--Monthly Deductions--Tax Expense Charge," page 14.

    (4) We do not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although we may do so in the future. See "Deductions and Charges--Other Deductions--Taxes Charged Against the Variable Account," page 15.

    (5) We waive this fee if total premiums paid are $40,000 or more.

    (6) We currently do not impose these charges on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.

    (7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over nine years. We impose it to cover a portion of the sales expense we incur in distributing the Contracts. See "Deductions and Charges--Other Deductions--Withdrawal Charge," page 15. We do not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal.

    (8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase, and it applies only to withdrawals in excess of the Free Withdrawal Amount. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years, and it applies to full or partial withdrawals in excess of the Free Withdrawal Amount.

                            7     - PROSPECTUS

PORTFOLIO ANNUAL EXPENSES (AFTER VOLUNTARY REDUCTIONS AND REIMBURSEMENTS) (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)(1)

                                                                                                          Total
                                                                                                        Portfolio
                                                                   Management           Other            Annual
Portfolio                                                             Fees             Expenses         Expenses
-----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES(1)
Money Market                                                          0.50%             0.02%             0.52%
-----------------------------------------------------------------------------------------------------------------
Quality Income Plus                                                   0.50%             0.02%             0.52%
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond                                                       0.45%             0.17%             0.62%
-----------------------------------------------------------------------------------------------------------------
High Yield                                                            0.50%             0.03%             0.53%
-----------------------------------------------------------------------------------------------------------------
Utilities                                                             0.64%             0.03%             0.67%
-----------------------------------------------------------------------------------------------------------------
Income Builder                                                        0.75%             0.06%             0.81%
-----------------------------------------------------------------------------------------------------------------
Dividend Growth                                                       0.51%             0.01%             0.52%
-----------------------------------------------------------------------------------------------------------------
Aggressive Equity                                                     0.42%             0.10%             0.52%
-----------------------------------------------------------------------------------------------------------------
Capital Growth                                                        0.65%             0.07%             0.72%
-----------------------------------------------------------------------------------------------------------------
Global Dividend Growth                                                0.75%             0.08%             0.83%
-----------------------------------------------------------------------------------------------------------------
European Growth                                                       0.95%             0.09%             1.04%
-----------------------------------------------------------------------------------------------------------------
Pacific Growth                                                        0.95%             0.47%             1.42%
-----------------------------------------------------------------------------------------------------------------
Equity                                                                0.49%             0.02%             0.51%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                                      0.39%             0.09%             0.48%
-----------------------------------------------------------------------------------------------------------------
Competitive Edge Best Ideas(2)                                        0.44%             0.12%             0.56%
-----------------------------------------------------------------------------------------------------------------
Strategist                                                            0.50%             0.02%             0.52%
-----------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.(3)
Equity Growth                                                         0.29%             0.56%             0.85%
-----------------------------------------------------------------------------------------------------------------
U.S. Real Estate                                                      0.00%             1.10%             1.10%
-----------------------------------------------------------------------------------------------------------------
International Magnum                                                  0.29%             0.87%             1.16%
-----------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                                               0.42%             1.37%             1.79%
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST(4)
Emerging Growth                                                       0.67%             0.18%             0.85%
-----------------------------------------------------------------------------------------------------------------

(1) Figures shown are for the year ended December 31, 1999.

(2) Morgan Stanley Dean Witter Advisers, Inc. has undertaken to assume all expenses of the S&P 500 Index and Competitive Edge "Best Ideas" Portfolios (except for brokerage fees) and to waive the compensation provided in its management agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed .50% of the daily net assets of the S&P 500 Index Portfolio.

(3) Morgan Stanley Asset Management voluntarily agreed to a reduction in its management fees and to reimburse the Portfolios for which it acts as investment adviser for certain expenses of the Portfolios. The Adviser may terminate this voluntary waiver at any time. Absent such reductions, the management fees, other expenses, and total annual expenses would have been as follows:

    Equity Growth                                                         0.55%             0.56%            1.11%
    ----------------------------------------------------------------------------------------------------------------
    U.S. Real Estate                                                      0.80%             1.10%            1.90%
    ----------------------------------------------------------------------------------------------------------------
    International Magnum                                                  0.80%             0.87%            1.67%
    ----------------------------------------------------------------------------------------------------------------
    Emerging Markets Equity                                               1.25%             1.37%            2.62%
    ----------------------------------------------------------------------------------------------------------------

(4) Van Kampen Asset Management, Inc. has voluntarily agreed to a reduction in its management fees and to reimburse the Emerging Growth Portfolio for which it acts as investment adviser if such fees would cause "Total Portfolio Annual Expenses" to exceed the amount set forth in the table above. Absent such reductions, the management fees, other expenses, and total annual Portfolio expenses would have been 0.70%, 0.18%, and 0.88%, respectively.

                            8     - PROSPECTUS

THE COMPANY
-------------------------------------------------------------------

The Company is the issuer of the Contract. It is a stock life insurance company organized in 1998, under the laws of the State of Arizona. Previously, from 1978 to 1998, it was organized under the laws of the State of Illinois. The Company is licensed to operate in the District of Columbia, all states (except New York) and Puerto Rico. Our Home Office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

Northbrook and Allstate Life entered into a reinsurance agreement effective December 31, 1987. Under the reinsurance agreement, Allstate Life reinsures substantially all of Northbrook's liabilities under its insurance and annuity contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Northbrook; Northbrook remains the sole obligor under the Contract to you.

                            9     - PROSPECTUS

THE VARIABLE ACCOUNT
-------------------------------------------------------------------

GENERAL
We established the Variable Account as a separate investment account on January 15, 1996, pursuant to the insurance laws of Illinois. The Variable Account became subject to the insurance laws of Arizona when we redomesticated on December 28, 1998. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Arizona law, we hold the assets of the Variable Account exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

FUNDS
You may allocate your purchase payments to up to 21 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO:                              EACH PORTFOLIO SEEKS:                                    INVESTMENT ADVISER:
MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
Money Market Portfolio                  High current income, preservation of capital, and
                                        liquidity
Quality Income Plus Portfolio           High current income and, as a secondary objective,
                                        capital appreciation when consistent with its primary
                                        objective
Short-Term Bond Portfolio               High current income consistent with preservation of
                                        capital
High Yield Portfolio                    High current income and, as a secondary objective,
                                        capital appreciation when consistent with its primary
                                        objective
Utilities Portfolio                     Current income and long-term growth of income and
                                        capital
Income Builder Portfolio                Reasonable income and, as a secondary objective, growth
                                        of capital
Dividend Growth Portfolio               Reasonable current income and long-term growth of
                                        income and capital
Capital Growth Portfolio                Long-term capital growth                                    Morgan Stanley
                                                                                                     Dean Witter
                                                                                                       Advisors
Global Dividend Growth Portfolio        Reasonable current income and long-term growth of
                                        income and capital
European Growth Portfolio               Maximize the capital appreciation of its investments
Pacific Growth Portfolio                Maximize the capital appreciation of its investments
Aggressive Equity Portfolio             Capital growth
Equity Portfolio                        Growth of capital and, as a secondary objective, income
                                        when consistent with its primary objective.
S&P 500 Index Portfolio                 Investment results that, before expenses, correspond to
                                        the total return of the Standard and Poor's 500
                                        Composite Stock Price Index
Competitive Edge "Best Ideas"           Long-term capital growth
Portfolio
Strategist Portfolio                    High total investment return
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Equity Growth Portfolio                 Long-term capital appreciation
U.S. Real Estate Portfolio              Above-average current income and long-term capital
                                        appreciation
International Magnum Portfolio          Long-term capital appreciation                              Morgan Stanley
                                                                                                   Asset Management
Emerging Markets Equity Portfolio       Long-term capital appreciation
VAN KAMPEN LIFE INVESTMENT TRUST
Emerging Growth Portfolio               Capital appreciation                                          Van Kampen
                                                                                                  Asset Management,
                                                                                                         Inc.

                            10    - PROSPECTUS

You should read the Funds' Prospectuses carefully before you decide to allocate purchase payments to a particular Variable Sub-Account.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners. Nevertheless, the Funds' Boards of Directors or Trustees intend to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Fund's Board of Directors or Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in additional shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Fund to meet Contract obligations or make adjustments in reserves, if any.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of a Fund should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of a Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners. We will also obtain prior approval of the Securities and Exchange Commission to the extent required by the 1940 Act. We reserve the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund or Portfolio. Subject to Contract Owner approval, We also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Funds are subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectuses for the Funds for further information.

                            11    - PROSPECTUS

THE CONTRACT
-------------------------------------------------------------------

APPLICATION FOR A CONTRACT
Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any lawful reason. We will not change the terms or conditions of a Contract without the consent of the Contract Owner.

You must submit your application and obtain our approval before you pay your initial premium. The Insured will be covered under the Contract as of the Contract Date. The Contract Date also determines Monthly Activity Dates, Contract months, and Contract Years.

PREMIUMS
The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under our current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the Insured according to the following table:

                                                                  Simplified
                                                                 Underwriting
                                                               Maximum Initial
Issue Age                                                          Premium
--------------------------------------------------------------------------------
0-34                                                            Not available
--------------------------------------------------------------------------------
35-44                                                                $ 15,000
--------------------------------------------------------------------------------
45-54                                                                $ 30,000
--------------------------------------------------------------------------------
55-64                                                                $ 50,000
--------------------------------------------------------------------------------
65-80                                                                $100,000
--------------------------------------------------------------------------------
Over age 80                                                     Not available
--------------------------------------------------------------------------------

Additional premium payments may be made at any time, subject to the following conditions:

- only one additional premium payment may be made in any Contract Year;

- each additional premium payment must be at least $500;

- the attained age of the Insured must be less than 91; and

- absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or
  (2) a percentage of initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in specified amount. We also reserve the right to reject any additional premium payment for any reason.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, we will apply any additional premium payment received while a Contract loan is outstanding: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

                            12    - PROSPECTUS

ALLOCATION OF PREMIUMS
Upon completion of underwriting, the Company will either issue a Contract, or deny coverage. If we issue a Contract, we will allocate the initial premium payment on the date the Contract is issued according to the initial premium allocation instructions you specified in your application. We reserve the right to allocate the initial premium to the Money Market Variable Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

ACCUMULATION UNIT VALUES
The Accumulation Unit value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio. We determine the Accumulation Unit value on each Valuation Day by multiplying the Accumulation Unit value for the particular Variable Sub-Account on the preceding Valuation Day by a "Net Investment Factor". We determine the Net Investment Factor for each Variable Sub-Account during a Valuation Period by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by
(B) the net asset value per share of that Portfolio at the end of the immediately preceding Valuation Period. We then subtract from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. You should refer to the prospectuses for the Funds for a description of how the shares of the Portfolios are valued. See "Contract Benefits and Rights Account Value," page 16.

All valuations in connection with a Contract, (e.g., with respect to determining Account Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to the initial premium and additional premiums requiring underwriting, will be made on the date we receive, at our Home Office, the corresponding request or payment in good order. However, if such date is not a Valuation Day, we will make such determination on the next succeeding Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, you can use the Contract for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Variable Sub-Accounts to which you have allocated Account Value is poorer than expected or if sufficient premiums are not paid, the Contract may lapse. Even if it does not lapse, it may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Variable Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," page 23.)

                            13    - PROSPECTUS

DEDUCTIONS AND CHARGES
-------------------------------------------------------------------

MONTHLY DEDUCTIONS
On each Monthly Activity Date including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with your Contract. We deduct this amount from each Variable Sub-Account in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money--Lapse and Reinstatement," page 20. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge is taken by deducting a specified percentage of your Account Value. However, this current charge will not exceed the guaranteed cost of insurance charge. The monthly guaranteed charge is equal to the maximum annual cost of insurance per $1,000 as indicated in the Contract (1) multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); (2) divided by $1,000; and (3) divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 is included in each Contract. However, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special rating class.

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, or (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, together with Examples, see "Contract Benefits and Rights--Death Benefit" on page 15.)

Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once we have assigned a risk rating class to an Insured when the Contract is issued, we will not change that rating class if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a Specified Amount of $39,998. If a female age 65 paid a $10,000 premium, the Specified Amount would be equal to $22,749.

TAX EXPENSE CHARGE: We will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax deduction regardless of a Contract owner's state of residence. Therefore, we take this deduction whether or not any premium tax applies to your Contract. The deduction may be higher or lower than any premium tax imposed. The 0.15% federal tax deduction helps reimburse the Company for approximate expenses we incur for federal taxes under Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE: We will deduct monthly from your Account Value an administrative expense charge equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses we incur in administering the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS
Mortality and Expense Risk Charge: We deduct from the assets of the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because we made that computation on the Monthly Activity Date preceding the death of the Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set by the Contract.

                            14    - PROSPECTUS

ANNUAL MAINTENANCE FEE: We will deduct from your Account Value an annual maintenance fee of $30 on each Contract Anniversary. This fee will help reimburse us for administrative and maintenance costs of the Contracts. Currently, we waive this charge for Contracts which have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page (currently $40,000).

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT: Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). We may, however, impose such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

CHARGES AGAINST THE FUNDS: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Portfolio Annual Expenses" table on page 8.

WITHDRAWAL CHARGE: We may assess a withdrawal amount upon (1) surrender of the Contract, and (2) partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

Contract Year                           1 - 3     4       5       6       7       8       9      10
------------------------------------    -----   -----   -----   -----   -----   -----   -----   -----
Percentage of Initial Premium
 Withdrawn..........................    7.75%   7.25%   6.25%   5.25%   4.25%   3.25%   2.25%   0.00%

We will not impose a withdrawal charge after the ninth Contract Year. In addition, we will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the withdrawal charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights--Confinement Waiver Benefit", page 16.

We impose the withdrawal charge to cover a portion of the expense we incur in distributing the Contracts. This expense includes agents' commissions, underwriting and the costs associated with establishing policies.

DUE AND UNPAID PREMIUM TAX CHARGE: During the first nine Contract Years, we impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Initial Premium withdrawn:

Year                              1      2      3      4      5      6      7      8      9     10
------------------------------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
Percentage of Initial Premium
 Withdrawn....................  2.25%  2.00%  1.75%  1.50%  1.25%  1.00%  0.75%  0.50%  0.25%  0.00%

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.

CONTRACT BENEFITS AND RIGHTS
-------------------------------------------------------------------

DEATH BENEFIT
The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or
(2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in

                            15    - PROSPECTUS

Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

           EXAMPLES:                A          B
-------------------------------  --------   --------
Specified Amount...............  $100,000   $100,000
Insured's Age..................        45         45
Account Value on Date of
 Death.........................  $ 48,000   $ 34,000
Death Benefit Ratio............      2.15       2.15

In Example A, the Death Benefit equals $103,200, i.e., the greater of
(1) $100,000 (the Specified Amount); and (2) $103,200 (the Account Value at the Date of Death of $48,000 multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an income plan. See "Payment Options," page 20.

ACCELERATED DEATH BENEFIT
If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, results in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of death benefit we will accelerate is $10,000.

We will pay benefits due under the Accelerated Death Benefit provision upon our receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest. After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

CONFINEMENT WAIVER BENEFIT
Under the terms of an endorsement to the Contract, we will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days. The period of confinement must begin 30 days or more after the issue date. The request must be made either during such confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Endorsement for further information. The Company reserves the right to discontinue the offering of the confinement waiver benefit endorsement upon the purchase of a new contract.

ACCOUNT VALUE
We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Portfolio, the value of the Loan Account and the Monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the Accumulation Unit Value of the Variable Sub-Accounts to which you have allocated premiums on the Contract. We calculate the Account Value on any Valuation Day by
(1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit value of that Sub-Account, and then (2) adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract--Accumulation Unit Values," page 13.

                            16    - PROSPECTUS

TRANSFER OF ACCOUNT VALUE
While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. We reserve the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum dollar amount that you may transfer is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account, whichever is less.

On days when the New York Stock Exchange ("NYSE") is open for trading, we will accept transfer requests if we receive them at 1(800) 654-2397 by 4:00 p.m., Eastern Time. We effect telephone transfer requests we receive before 4:00 p.m., Eastern Time at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's Morgan Stanley Dean Witter Financial Advisor or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, you must submit transfer requests in writing, on a form we provide.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made. The reduction is equal to the amount transferred divided by the Accumulation Unit value of that Variable Sub-Account on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made. The increase is equal to the amount transferred divided by the Accumulation Unit value of that Sub-Account on the Valuation Day we receive the transfer request.

For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the Variable Sub-Accounts if we determine, in our sole discretion, that transfers by one or more Contract Owners would be to the disadvantage of other Contract Owners. We may limit transfers by taking such steps as:

- imposing a minimum time period between each transfer, or

- refusing to accept transfer requests of an agent acting under a power of attorney on behalf of more than one Contract owner.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

We reserve the right to waive any transfer restrictions.

DOLLAR COST AVERAGING
You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any one Variable Sub-Account to any other Variable Sub-Accounts. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. We do not count transfers under Dollar Cost Averaging toward the 12 free transfers per Contract Year currently permitted.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Account Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in

                            17    - PROSPECTUS
writing. The new allocation will be effective with the first rebalancing that occurs after we receive your written request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

        Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income Plus Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Quality Income Plus Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

Transfers made under the Automatic Portfolio Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

                            18    - PROSPECTUS

ACCESS TO YOUR MONEY
-------------------------------------------------------------------

CONTRACT LOANS
While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types include preferred loans (described below) and non-preferred loans. Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

- the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),

- any due and unpaid Monthly Deduction Amounts, and

- any annual maintenance fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to your Contract (unless you specify otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of (1) any premiums returned due to partial withdrawals, and (2) any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan." Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

You may repay all or any part of any loan secured by a Contract while the Contract is still in effect. When you make loan repayments or interest payments, we will allocate the payment among the Variable Sub-Accounts in the same percentages as for subsequent premium payments (unless you request a different allocation), and we will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a grace period before we will reinstate the Contract. See "Lapse and Reinstatement," page 20.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. ALSO, IF NOT REPAID, THE AGGREGATE OUTSTANDING LOAN(S) WILL REDUCE THE DEATH BENEFIT PROCEEDS AND CASH SURRENDER VALUE OTHERWISE PAYABLE.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT
While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your written request or the date you request, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within seven days of our receipt of the written request or on the effective surrender date you request, whichever is later.

The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page 23.

You may elect to apply the surrender proceeds to an Income Plan (see "Access to Your Money--Payment Options," page 20).

PARTIAL WITHDRAWALS
While the Contract is in force, you may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $500, or the total amount in the Variable Sub-Account, whichever is less. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, we will treat your request as a request for full surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

- the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

- the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

                            19    - PROSPECTUS

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges--Other Deductions--Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page 16. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page 23.

PAYMENT OPTIONS
The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum. You may also apply the proceeds to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commences.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

The Company will make any other arrangements for income payments as may be agreed on.

MATURITY
The Contract has no maturity date.

LAPSE AND REINSTATEMENT
The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the grace period. If sufficient payment is not forthcoming, however, the Contract will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract are reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights--Death Benefit," page 15.

If the Contract lapses, you may apply for its reinstatement by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to (1) cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and (2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS
You have a limited right to return a Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days which varies by state as specified in your Contract. If you choose to exercise this right, we may require that you return the Contract for cancellation by mail or personal delivery to the Company within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of (1) the Account Value on the Valuation Date we (or our agent) receive the returned Contract; and (2) any deductions taken under the Contract or by the Funds for taxes, charges or fees. Some states may

                            20    - PROSPECTUS
require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS
The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS
We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

- Last survivor Contracts are offered for prospective insured persons age 18-85.

- The cost of insurance charges under the last survivor Contracts reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

- To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

- For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

- The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

- Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page .

- The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

- The Confinement Waiver Benefit is available upon confinement of either
  Insured.

                            21    - PROSPECTUS

OTHER MATTERS
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VOTING RIGHTS
In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of its shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Portfolio. We will vote shares for which we have not received instructions and shares that are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated to hereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

We determine the voting interests of the Contract Owner (or the assignee) in the Funds as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Portfolio. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Loans," page 20) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the current prospectuses for the Funds to determine matters on which Fund shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of a Fund if we reasonably disapprove of such changes. We will disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons therefor in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS
We will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of his or her Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST
The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for two years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX
If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

BENEFICIARY
You name the beneficiary in the application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT
Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS
No dividends will be paid under the Contracts.

DISTRIBUTION OF THE CONTRACTS
The Contracts will be distributed exclusively by Dean Witter Reynolds Inc. ("Dean Witter"), which serves as the principal underwriter of the Contracts under a general agency agreement with the Company.

                            22    - PROSPECTUS

Dean Witter is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Dean Witter is located at Two World Trade Center, New York, New York. Dean Witter is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay up to a maximum sales commission of 6.75%. Dean Witter will pay annually to its Financial Advisors from its profits, an amount equal to .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Account Executive.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS
We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from the general account of the Company. We maintain records of all purchases and redemptions of shares of the Fund.

FEDERAL TAX MATTERS
-------------------------------------------------------------------

INTRODUCTION
The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Contract or Transaction involving a Contract. Federal, state, local and other tax consequences of ownership or purchase of a life insurance depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT
The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from the Company and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under current federal tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Generally, reserves are amounts that the Company is legally required to accumulate and maintain in order to meet future obligations under the Contracts. The Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the [Variable] Account, then we may impose a charge against the Variable Account in order to make provisions for any such taxes.

TAXATION OF CONTRACT BENEFITS
In order to qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Contract that qualifies as life insurance. The Contract is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Code and you are not taxed on increases in the Contract Value until a distribution occurs.

If a Contract fails to qualify as life insurance under Section 7702, the Contract will not provide most of the tax advantages normally provided by life insurance. The Company has the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Contract, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income.

If the Contract is not treated as a modified endowment contract, then Contract loans are not generally treated as taxable distributions, and you are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals, or reduction in benefits during the first fifteen years of the Contract may result in a taxable distribution before the investment in the contract is recovered. Interest paid on a Contract loan is generally not deductible. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to you estate. If the

                            23    - PROSPECTUS
beneficiary is not your estate, but you retain incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include:

- the right to change beneficiaries,

- to assign the Contract,

- to revoke an assignment,

- to pledge the Contract, or

- to obtain a Contract loan.

If you are Owner and Insured under the Contract, and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Contract in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

MODIFIED ENDOWMENT CONTRACTS
A life insurance policy is treated as a "modified endowment contract" under
Section 7702A of the Tax Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specific computational rules for the seven pay test provided in Section 7702A. Therefore, the Contract will generally be treated as a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. The death benefit is excluded from income and increases in value are not subject to current taxation. If you receive any amount as a Contract loan from a modified endowment contract, or assign or pledge any part of the value of the Contract, such amount is treated as a distribution. Unlike other life insurance policies, withdrawals and distributions made before the insured's death are treated as taxable income first, then as recovery of investment in the contract. The Taxable portion of any distribution from a modified endowment contract is subject to a 10% penalty tax, except as follows:

- distributions made on or after the date on which the taxpayer attains age 59 1/2;

- distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

- any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

DIVERSIFICATION REQUIREMENTS
For a Contract to be treated as a variable life insurance policy for federal tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT
The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable

                            24    - PROSPECTUS

Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate premiums and Contract values among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

ADDITIONAL INFORMATION ABOUT THE COMPANY
-------------------------------------------------------------------

The Company also acts as the sponsor for two other of its separate accounts that are registered investment companies: Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY
The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

THOMAS J. WILSON, II, 43, President and Chief Executive Officer (1999)*

Also Director (1995-Present) and Senior Vice President (1999) of Allstate Insurance Company; Director (1999) ALFS, Inc.; Director (1995-Present) and President (1999) Allstate Life Insurance Company; Director (1999) and President (1998-Present) of Allstate Life Insurance Company of New York; Director (1999) and Vice Chairman (1999) of Glenbrook Life and Annuity Company; Director (1999) Lincoln Benefit Life Company; Director (1999) of Surety Life Insurance Company.

MICHAEL J. VELOTTA, 54, Vice President, Secretary, General Counsel, and Director
(1992)*

Also Director and Secretary (1993-Present) of ALFS, Inc.**; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-Present) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Glenbrook Life and Annuity Company; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 45, Assistant Vice President (1990)* and Director (1994)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) ALFS, Inc.**; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1996-Present) and Senior Vice President--Product Management (1995-Present) Glenbrook Life and Annuity Company.

MARLA G. FRIEDMAN, 47, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) ALFS, Inc.**; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1995-1996) Allstate Settlement Corporation; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director (1992-1996), President and Chief Operating Officer (1995-1996) and Vice President (1992-1995) and (1996-Present) Glenbrook Life and Annuity Company; and Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.

                            25    - PROSPECTUS

KAREN C. GARDNER, 46, Vice President, Northbrook Life Insurance Company (1996-Present)*

Also Vice President--Tax (March 2000-Present) Allstate Financial Services, LLC; Vice President (1996-Present) Allstate Insurance Company; Vice President (1997-1998) ALFS, Inc.**; Vice President (1996-Present) Allstate Life Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company of New York; Assistant Vice President (1996-Present) Lincoln Benefit Life Company; Vice President (1999-Present) Glenbrook Life and Annuity Company; Assistant Vice President (1996-Present) Surety Life Insurance Company.

KEVIN R. SLAWIN, 43, Director and Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Vice President (1996-Present) and Assistant Treasurer (1995-1996) Glenbrook Life and Annuity Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director (1996-Present) Surety Life Insurance Company.

CASEY J. SYLLA, 57, Chief Investment Officer and Director (1995)*

Also Director (1995-Present) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) Glenbrook Life and Annuity Company.

JAMES P. ZILS, 49, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) ALFS, Inc.**; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Glenbrook Life and Annuity Company; and Treasurer (1995-Present) Laughlin Group Holdings, Inc.

SAMUEL H. PILCH, 53, Controller (1999)*

Also Group Vice President and Controller (1999-present; Vice President and Controller (1996-1999) Allstate Insurance Company; Vice President and Controller (March 2000-Present), Controller (1999-2000) Allstate Life Insurance Company; Controller (1999-Present) Allstate Life Insurance Company of New York; Controller (1999-Present) Glenbrook Life and Annuity Company.

TIMOTHY N. VANDER PAS, 39, Director and Assistant Vice President (1998)*

Also Assistant Vice President (1998-Present) Allstate Life Insurance Company; Assistant Vice President (1998-Present) Allstate Life Insurance Company of New York; Director (1998-Present) Assistant Vice President (1998-Present), Senior Vice President (1998-Present) Glenbrook Life and Annuity Company; Director (1999-Present) Charter National Life Insurance Company; Director (1999-Present) Intramerica Life Insurance Company.

SARAH R. DONAHUE, 51, Director (1998)* and Assistant Vice President (1993)*

Also Assistant Vice President (1993-Present) Allstate Life Insurance Company; Director (1998-Present), First Vice President--Product Management (1997-1998), Assistant Vice President (1993-President), Senior Vice President--Finance (1995-1997), Senior Vice President--Product Management (1998-1999) Glenbrook Life and Annuity Company.

*  Date elected to current office

YEAR 2000
Northbrook is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of Northbrook's older computer software programs recognize only the last two digits of the year in any date, some software may have failed to operate properly after the year 1999 if the software was not reprogrammed or replaced ("Year 200 Issue"). Northbrook believes that many of its countrerparties and suppliers also had potential Year 2000 Issues which could have affected Northbrook. In 1995, Allstate Insurance Company commenced a four phase plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies included normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also included Northbrook actively working with its major external counterparties and suppliers to assess their compliance efforts and Northbrook's exposure to them. Because of the accuracy of this plan and its timely completion, Northbrook has experienced no material impacts on its results of operations,

                            26    - PROSPECTUS
liquidity or financial position due to the Year 2000 issue. Year 2000 costs are expensed as incurred.

LEGAL PROCEEDINGS
From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS
Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges.

EXPERTS
The financial statements of Northbrook as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and related financial statement schedule, included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999, and for each of the periods in the three years then ended included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in the Company's registration statement including the hypothetical Policy illustrations, have been examined by Matt Monson, Actuary of the Company and are included in reliance upon his opinion as to their reasonableness.

                            27    - PROSPECTUS

FINANCIAL INFORMATION
-------------------------------------------------------------------

The financial statements of the Variable Account as of December 31, 1999 and each of for the periods in the three years then ended, the financial statements and related financial statement schedule of Northbrook as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Northbrook included herein should be considered only as bearing upon the ability of Northbrook to meet its obligations under the Contracts.

                            28    - PROSPECTUS

                              FINANCIAL STATEMENTS

                                     INDEX

                                                                            PAGE
                                                                            ----
NORTHBROOK LIFE INSURANCE COMPANY

Independent Auditors' Report..............................................   F-1

Financial Statements:

  Statements of Financial Position
   December 31, 1999 and 1998.............................................   F-2

  Statements of Operations and Comprehensive Income for the Years Ended
   December 31, 1999, 1998 and 1997.......................................   F-3

  Statements of Shareholder's Equity for the Years Ended
   December 31, 1999, 1998 and 1997.......................................   F-4

  Statements of Cash Flows for the Years Ended
   December 31, 1999, 1998 and 1997.......................................   F-5

  Notes to Financial Statements...........................................   F-6

  Schedule IV--Reinsurance for the Years Ended
   December 31, 1999, 1998 and 1997.......................................  F-13
NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

Independent Auditors' Report..............................................  F-15

Financial Statements:

  Statement of Net Assets
   December 31, 1999......................................................  F-16

  Statements of Operations for the Periods Ended
   December 31, 1999, 1998, and 1997......................................  F-17

  Statements of Changes in Net Asets for the Periods Ended
   December 31, 1999, 1998 and 1997.......................................  F-26

  Notes to Financial Statements...........................................  F-35

                            29    - PROSPECTUS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Northbrook Life Insurance Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

                       NORTHBROOK LIFE INSURANCE COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  1999            1998
                                                              -------------   ------------
                                                              ($ IN THOUSANDS, EXCEPT PAR
                                                                      VALUE DATA)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $89,205 and $81,156).....................................   $    86,998     $   86,336
  Short-term................................................         3,170          5,083
                                                               -----------     ----------
    Total investments.......................................        90,168         91,419
Cash........................................................            21             --
Reinsurance recoverable from Allstate Life Insurance
  Company...................................................     2,022,502      2,148,091
Other assets................................................         5,997          6,705
Separate Accounts...........................................     8,211,996      7,031,083
                                                               -----------     ----------
    TOTAL ASSETS............................................   $10,330,684     $9,277,298
                                                               ===========     ==========
LIABILITIES
Reserve for life-contingent contract benefits...............   $   150,587     $  145,055
Contractholder funds........................................     1,871,933      2,003,122
Current income taxes payable................................         2,171          1,830
Deferred income taxes.......................................           746          3,316
Payable to affiliates, net..................................         5,990          5,085
Separate Accounts...........................................     8,211,996      7,031,083
                                                               -----------     ----------
    TOTAL LIABILITIES.......................................    10,243,423      9,189,491
                                                               ===========     ==========
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 12)
SHAREHOLDER'S EQUITY
Common stock, $100 par value, 25,000 shares authorized,
  issued and outstanding....................................         2,500          2,500
Additional capital paid-in..................................        56,600         56,600
Retained income.............................................        29,596         25,340
Accumulated other comprehensive (loss) income:
  Unrealized net capital (losses) gains.....................        (1,435)         3,367
                                                               -----------     ----------
    Total accumulated other comprehensive (loss) income.....        (1,435)         3,367
                                                               -----------     ----------
    TOTAL SHAREHOLDER'S EQUITY..............................        87,261         87,807
                                                               -----------     ----------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..............   $10,330,684     $9,277,298
                                                               ===========     ==========

                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
REVENUES
Net investment income.......................................  $ 6,010     $5,691     $5,146
Realized capital gains and losses...........................      510          2        (68)
                                                              -------     ------     ------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............    6,520      5,693      5,078
Income tax expense..........................................    2,264      1,995      1,756
                                                              -------     ------     ------
NET INCOME..................................................    4,256      3,698      3,322
                                                              -------     ------     ------
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
Change in unrealized net capital gains and losses...........   (4,802)       825      1,256
                                                              -------     ------     ------
COMPREHENSIVE (LOSS) INCOME.................................  $  (546)    $4,523     $4,578
                                                              =======     ======     ======

                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
COMMON STOCK................................................  $ 2,500    $ 2,500    $ 2,500
                                                              -------    -------    -------
ADDITIONAL CAPITAL PAID-IN..................................   56,600     56,600     56,600
                                                              -------    -------    -------
RETAINED INCOME
Balance, beginning of year..................................   25,340     21,642     18,320
Net income..................................................    4,256      3,698      3,322
                                                              -------    -------    -------
Balance, end of year........................................   29,596     25,340     21,642
                                                              -------    -------    -------
ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year..................................    3,367      2,542      1,286
Change in unrealized net capital gains and losses...........   (4,802)       825      1,256
                                                              -------    -------    -------
Balance, end of year........................................   (1,435)     3,367      2,542
                                                              -------    -------    -------
      Total shareholder's equity............................  $87,261    $87,807    $83,284
                                                              =======    =======    =======

                       See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                     ($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  4,256   $  3,698   $  3,322
Adjustments to reconcile net income to net cash provided by
  operating activities
  Amortization and other non-cash items.....................       559        518        516
  Realized capital gains and losses.........................      (510)        (2)        68
  Changes in:
    Life-contingent contract benefits and contractholder
     funds..................................................       (68)       273        205
    Income taxes payable....................................       355      1,866       (480)
    Other operating assets and liabilities..................       924      4,126       (264)
                                                              --------   --------   --------
      Net cash provided by operating activities.............     5,516     10,479      3,367
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................    17,992      1,922      1,606
  Investment collections....................................     6,555     10,253     10,036
  Investment purchases......................................   (32,050)   (20,690)   (18,568)
Change in short-term investments, net.......................     2,008     (1,964)     3,559
                                                              --------   --------   --------
      Net cash used in investing activities.................    (5,495)   (10,479)    (3,367)
                                                              --------   --------   --------
NET INCREASE IN CASH........................................        21         --         --
CASH AT THE BEGINNING OF YEAR...............................        --         --         --
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $     21   $     --   $     --
                                                              ========   ========   ========

                       See notes to financial statements.

NORTHBROOK LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
($ IN THOUSANDS)
-----------------------------------------------------------------------------

1. GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Northbrook Life Insurance Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1999 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets savings and life insurance products exclusively through Dean Witter Reynolds, Inc. ("Dean Witter") (see Note 4), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, and variable annuities. Life insurance consists of interest-sensitive life, immediate annuities with life contingencies, and variable life insurance. In 1999, substantially all of the Company's statutory premiums and deposits were from annuities.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia and Puerto Rico. The top geographic locations for statutory premiums and deposits for the Company were California, Florida, and Texas for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and deposits are ceded to ALIC under reinsurance agreements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest and short-term investment dividends. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC. Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrender charges. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

Investment contracts also include variable annuity and variable life contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to immediate annuities with life contingencies and certain variable annuity contract guarantees, is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. Adoption of this statement was not material to the Company's results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contracholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under the terms of the reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                      YEAR ENDED DECEMBER 31,
                                   ------------------------------
                                     1999       1998       1997
                                   --------   --------   --------
Premiums.........................  $  2,966   $  2,528   $  1,979
Contract charges.................   118,290    102,218     83,559
Credited interest, policy
  benefits, and certain
  expenses.......................   222,513    217,428    201,526

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $33,892, $26,230 and $23,978 in 1999, 1998 and 1997, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4. EXCLUSIVE DISTRIBUTION AGREEMENT
The Company has a strategic alliance with Dean Witter to develop, market and distribute proprietary savings and life insurance products through Morgan Stanley Dean Witter Financial Advisors. Affiliates of Dean Witter are the investment managers for the Morgan Stanley Dean Witter Variable Investment Series, Morgan Stanley Universal Funds, Inc. and the Van Kampen American Capital Life Investment Trust, the funds in which certain assets of the Separate Accounts products are invested. Under the terms of the alliance, the Company has agreed to use Dean Witter as an exclusive distribution channel for the Company's products. In addition to the Company's products, Dean Witter markets other products which compete with those of the Company.

Pursuant to the alliance agreement, Dean Witter provides approximately half of the statutory capital necessary to maintain these products on the Company's books through loans to a subsidiary of AIC. AIC unconditionally guarantees the repayment of these loans. The Company shares approximately half the net profits with Dean Witter on contracts written under the alliance.

The strategic alliance is cancelable for new business by either party by giving 30 days written notice, however, the Company believes the benefits derived by Dean Witter will preserve the alliance.

5. INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                  GROSS
                                               UNREALIZED
                               AMORTIZED   -------------------     FAIR
                                 COST       GAINS      LOSSES     VALUE
                               ---------   --------   --------   --------
AT DECEMBER 31, 1999
U.S. government and
  agencies...................   $ 8,660     $  131    $    (57)  $ 8,734
Municipal....................     1,155          6        (108)    1,053
Corporate....................    61,049         26      (2,541)   58,534
Mortgage-backed securities...    18,341        822        (486)   18,677
                                -------     ------    --------   -------
      Total fixed income
       securities............   $89,205     $  985    $ (3,192)  $86,998
                                =======     ======    ========   =======
AT DECEMBER 31, 1998
U.S. government and
  agencies...................   $ 8,648     $1,469    $     --   $10,117
Municipal....................       590         11          --       601
Corporate....................    33,958      1,634         (16)   35,576
Mortgage-backed securities...    37,960      2,250        (168)   40,042
                                -------     ------    --------   -------
      Total fixed income
       securities............   $81,156     $5,364    $   (184)  $86,336
                                =======     ======    ========   =======

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1999:

                                            AMORTIZED     FAIR
                                              COST       VALUE
                                            ---------   --------
Due in one year or less...................   $    50    $    50
Due after one year through five years.....    16,690     16,538
Due after five years through ten years....    46,933     44,542
Due after ten years.......................     7,191      7,191
                                             -------    -------
                                              70,864     68,321
Mortgage-backed securities................    18,341     18,677
                                             -------    -------
      Total...............................   $89,205    $86,998
                                             =======    =======

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,

                                          1999       1998       1997
                                        --------   --------   --------
Fixed income securities...............   $5,881     $5,616     $5,364
Short-term investments................      261        190         84
                                         ------     ------     ------
    Investment income, before
     expense..........................    6,142      5,806      5,448
    Investment expense................      132        115        302
                                         ------     ------     ------
      Net investment income...........   $6,010     $5,691     $5,146
                                         ======     ======     ======

REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,

                                          1999       1998       1997
                                        --------   --------   --------
Fixed income securities...............   $  510     $    2     $  (70)
Short-term investments................       --         --          2
                                         ------     ------     ------
    Realized capital gains and
     losses...........................      510          2        (68)
    Income taxes......................     (178)        (1)        24
                                         ------     ------     ------
    Realized capital gains and losses,
     after tax........................   $  332     $    1     $  (44)
                                         ======     ======     ======

Excluding calls and prepayments, gross gains of $629 were realized on sales of fixed income securities during 1999 and gross losses of $119, $9 and $70 were realized on sales of fixed income securities during 1999, 1998 and 1997, respectively. There were no gross gains realized on sales of fixed income securities during 1998 and 1997.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1999 are as follows:

                                                      GROSS
                          COST/                     UNREALIZED        UNREALIZED
                        AMORTIZED     FAIR     --------------------      NET
                          COST       VALUE      GAINS      LOSSES       LOSSES
                        ---------   --------   --------   ---------   ----------
Fixed income
  securities..........   $89,205    $86,998      $985      $(3,192)    $(2,207)
                         =======    =======      ====      =======     =======
Deferred income
  taxes...............                                                     772
                                                                       -------
Unrealized net capital
  losses..............                                                 $(1,435)
                                                                       =======

CHANGE IN UNREALIZED
NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,

                                               1999       1998       1997
                                             --------   --------   --------
Fixed income securities....................  $(7,387)    $1,269     $1,932
Deferred income taxes......................    2,585       (444)      (676)
                                             -------     ------     ------
(Decrease) increase in unrealized net
  capital gains............................  $(4,802)    $  825     $1,256
                                             =======     ======     ======

SECURITIES ON DEPOSIT
At December 31, 1999, fixed income securities with a carrying value of $7,856 were on deposit with regulatory authorities as required by law.

6. FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                    1999                      1998
                           -----------------------   -----------------------
                            CARRYING       FAIR       CARRYING       FAIR
                             VALUE        VALUE        VALUE        VALUE
                           ----------   ----------   ----------   ----------
Fixed income
  securities.............  $   86,998   $   86,998   $   86,336   $   86,336
Short-term investments...       3,170        3,170        5,083        5,083
Separate Accounts........   8,211,996    8,211,996    7,031,083    7,031,083

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                    1999                      1998
                           -----------------------   -----------------------
                            CARRYING       FAIR       CARRYING       FAIR
                             VALUE        VALUE        VALUE        VALUE
                           ----------   ----------   ----------   ----------
Contractholder funds on
  investment contracts...  $1,735,843   $1,675,910   $1,839,114   $1,814,684
Separate Accounts........   8,211,996    8,211,996    7,031,083    7,031,083

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

7. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS
At December 31, the reserve for life-contingent contract benefits consists of the following:

                                              1999       1998
                                            --------   --------
Immediate annuities:
    Structured settlement annuities.......  $109,907   $108,215
    Other immediate annuities.............    40,680     36,840
                                            --------   --------
    Total life-contingent contract
     benefits.............................  $150,587   $145,055
                                            ========   ========

The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; and the 1983 group annuity mortality table for other immediate annuities. Interest rate assumptions vary from 3.5% to 10.0% for immediate annuities. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities and other immediate annuities.

Premium deficiency reserves are established, if necessary, for the structured settlement annuity business, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. The Company did not have a premium deficiency reserve at December 31, 1999 and 1998.

At December 31, contractholder funds consists of the following:

                                             1999         1998
                                          ----------   ----------
Interest-sensitive life.................  $  173,867   $  178,589
Fixed annuities:
    Immediate annuities.................      78,197       77,291
    Deferred annuities..................   1,619,869    1,747,242
                                          ----------   ----------
    Total contractholder funds..........  $1,871,933   $2,003,122
                                          ==========   ==========

Contractholder funds are equal to deposits received net of commissions and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.0% to 7.2% for interest-sensitive life contracts; 3.5% to 10.2% for immediate annuities and 3.4% to 8.0% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 25% of deferred annuities are subject to a market value adjustment.

8. CORPORATION RESTRUCTURING
On November 10, 1999, the Corporation announced a series of strategic initiatives to aggressively expand its selling and service capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

9. INCOME TAXES
The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                 1999       1998
                                               --------   --------
DEFERRED ASSETS
  Unrealized net capital losses..............  $   772    $    --
                                               -------    -------
      Total deferred assets..................      772         --

DEFERRED LIABILITIES
  Difference in tax bases of investments.....   (1,518)    (1,503)
  Unrealized net capital gains...............       --     (1,813)
                                               -------    -------
      Total deferred liabilities.............   (1,518)    (3,316)
                                               -------    -------
      Net deferred liability.................  $  (746)   $(3,316)
                                               =======    =======

The components of income tax expense for the year ended December 31, are as follows:

                                          1999       1998       1997
                                        --------   --------   --------
Current...............................   $2,249     $1,797     $1,843
Deferred..............................       15        198        (87)
                                         ------     ------     ------
      Total income tax expense........   $2,264     $1,995     $1,756
                                         ======     ======     ======

The Company paid income taxes of $1,908, $129 and $2,236 in 1999, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                             1999       1998       1997
                                           --------   --------   --------
Statutory federal income tax rate........    35.0%      35.0%      35.0%
Tax-exempt income........................    (0.1)      (0.2)      (0.4)
Other....................................    (0.2)       0.2         --
                                            -----      -----      -----
Effective income tax rate................    34.7%      35.0%      34.6%
                                            =====      =====      =====

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $16, will result in federal income taxes payable of $6 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

10. STATUTORY FINANCIAL INFORMATION
The Company's statutory capital and surplus was $83,746 and $68,883 at December 31, 1999 and 1998, respectively. The Company's statutory net income was $4,840, $3,518 and $2,908 for the years ended December 31, 1999, 1998 and 1997, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of statutory accounting principles, which the Company will implement in January 2001. The Company's state of domicile, Arizona, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2000 without prior approval of the Arizona Department of Insurance is $4,840.

RISKED-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1999, RBC for the Company was significantly above levels that would require regulatory action.

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                              1999                             1998                             1997
                                 ------------------------------   ------------------------------   ------------------------------
                                                        AFTER-                           AFTER-                           AFTER-
                                  PRETAX      TAX        TAX       PRETAX      TAX        TAX       PRETAX      TAX        TAX
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
UNREALIZED CAPITAL GAINS AND
  LOSSES:
Unrealized holding (losses)
  gains arising during the
  period.......................  $(6,877)    $2,407    $(4,470)    $1,271     $(445)      $826      $1,862     $(652)     $1,210
Less: reclassification
  adjustments..................      510       (178)       332          2        (1)         1         (70)       24         (46)
                                 -------     ------    -------     ------     -----       ----      ------     -----      ------
Unrealized net capital (losses)
  gains........................   (7,387)     2,585     (4,802)     1,269      (444)       825       1,932      (676)      1,256
                                 -------     ------    -------     ------     -----       ----      ------     -----      ------
Other comprehensive (loss)
  income.......................  $(7,387)    $2,585    $(4,802)    $1,269     $(444)      $825      $1,932     $(676)     $1,256
                                 =======     ======    =======     ======     =====       ====      ======     =====      ======

12. COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial. These expenses are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

                       NORTHBROOK LIFE INSURANCE COMPANY
                            SCHEDULE IV--REINSURANCE

                                                              GROSS                  NET
                                                              AMOUNT     CEDED      AMOUNT
                                                             --------   --------   --------
                                                                    ($ IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1999
Life insurance in force....................................  $474,824   $474,824     $ --
                                                             ========   ========     ====
Premiums and contract charges:
  Life and annuities.......................................  $121,351   $121,351     $ --
                                                             ========   ========     ====

                                                              GROSS                  NET
                                                              AMOUNT     CEDED      AMOUNT
                                                             --------   --------   --------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force....................................  $494,256   $494,256     $ --
                                                             ========   ========     ====
Premiums and contract charges:
  Life and annuities.......................................  $104,746   $104,746     $ --
                                                             ========   ========     ====

                                                              GROSS                  NET
                                                              AMOUNT     CEDED      AMOUNT
                                                             --------   --------   --------
YEAR ENDED DECEMBER 31, 1997
Life insurance in force....................................  $515,890   $515,890     $ --
                                                             ========   ========     ====
Premiums and contract charges:
  Life and annuities.......................................  $ 85,538   $ 85,538     $ --
                                                             ========   ========     ====

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
-------------------------------------------------------------------

                Financial Statements as of December 31, 1999 and
           for the periods ended December 31,1999, December 31, 1998
            and December 31, 1997, and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

--------------------------------------------------------------------------------

We have audited the accompanying statement of net assets of Northbrook Life Variable Life Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations and the statements of changes in net assets for each of the periods in the three year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Northbrook Life Variable Life Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for each of the periods in the three year period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

ASSETS
Allocation to Sub-Accounts investing in the Morgan Stanley
  Dean Witter Variable Investment Series:
  Money Market, 1,935,125 shares (cost $1,935,125)..........  $ 1,935,125
  Quality Income Plus, 96,264 shares (cost $1,040,704)......      949,166
  Short-Term Bond, 3,562 shares ($35,297)...................       35,190
  High Yield, 140,336 shares (cost $775,413)................      607,720
  Utilities, 35,021 shares (cost $725,989)..................      801,992
  Income Builder, 31,943 shares (cost $376,102).............      365,427
  Dividend Growth, 271,185 shares (cost $5,696,466).........    4,968,115
  Capital Growth, 28,535 shares (cost $593,228).............      677,141
  Global Dividend Growth, 74,061 shares (cost $1,034,751)...    1,069,436
  European Growth, 33,369 shares (cost $882,065)............    1,050,109
  Pacific Growth, 28,493 shares (cost $197,769).............      241,622
  Aggressive Equity, 13,278 shares (cost $145,816)..........      193,454
  Equity, 94,381 shares (cost $3,850,001)...................    5,085,223
  S&P 500 Index, 44,260 shares (cost $545,086)..............      594,410
  Competitive Edge "Best Ideas", 2,208 shares (cost
   $25,071).................................................       27,311
  Strategist, 59,623 shares (cost $997,423).................    1,138,806

Allocation to Sub-Accounts investing in the Morgan Stanley
  Dean Witter Universal Funds, Inc.:
  Equity Growth, 8,173 shares (cost $146,001)...............      165,988
  U.S. Real Estate, 546 shares (cost $5,258)................        4,978
  International Magnum, 3,238 shares (cost $40,804).........       44,974
  Emerging Markets Equity, 734 shares (cost $7,881).........       10,165

Allocation to Sub-Account investing in the Van Kampen Life
  Investment Trust:
  Emerging Growth, 4,998 shares (cost $170,639).............      231,047
                                                              -----------
    Total Assets............................................   20,197,399
LIABILITIES
Payable to Northbrook Life Insurance Company:
  Accrued contract maintenance charges......................        4,113
                                                              -----------
    Net Assets..............................................  $20,193,286
                                                              ===========

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                    Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                  -----------------------------------------------------------------------
                                                             Money Market                      Quality Income Plus
                                                  -----------------------------------   ---------------------------------
                                                                     For the Period Ended December 31,
                                                  -----------------------------------------------------------------------
                                                     1999         1998       1997(a)      1999        1998       1997(a)
                                                  -----------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends.......................................  $   63,472    $ 75,284     $   455    $ 67,649    $ 38,133     $  711
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk....................     (12,771)     (6,262)        (78)     (9,392)     (4,159)       (68)
                                                  ----------    --------     -------    --------    --------     ------
      Net investment income (loss)..............      50,701      69,022         377      58,257      33,974        643
                                                  ----------    --------     -------    --------    --------     ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
  Realized gains (losses) from sales of
   investments:
    Proceeds from sales.........................   1,474,053     812,217      59,910     312,569      10,611        189
    Cost of investments sold....................   1,474,053     812,217      59,910     311,069      41,674        188
                                                  ----------    --------     -------    --------    --------     ------
      Net realized gains (losses)...............          --          --          --       1,500     (31,063)         1
                                                  ----------    --------     -------    --------    --------     ------
  Change in unrealized gains (losses)...........          --          --          --     (99,578)      7,597        443
                                                  ----------    --------     -------    --------    --------     ------
      Net gains (losses) on investments.........          --          --          --     (98,078)    (23,466)       444
                                                  ----------    --------     -------    --------    --------     ------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $   50,701    $ 69,022     $   377    $(39,821)   $ 10,508     $1,087
                                                  ==========    ========     =======    ========    ========     ======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                       Morgan Stanley Dean Witter
                                                                Variable Investment Series Sub-Accounts
                                                              --------------------------------------------
                                                              Short-Term
                                                                 Bond                High Yield
                                                              ----------   -------------------------------
                                                                   For the Period Ended December 31,
                                                              --------------------------------------------
                                                               1999(b)       1999       1998      1997(a)
                                                              ----------   --------   ---------   --------
INVESTMENT INCOME
Dividends...................................................    $   335    $ 87,684   $  51,206     $337
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk................................        (77)     (5,499)     (4,830)     (17)
                                                                -------    --------   ---------     ----
      Net investment income (loss)..........................        258      82,185      46,376      320
                                                                -------    --------   ---------     ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales.....................................     30,304     153,285     159,264       16
    Cost of investments sold................................     30,153     178,719     186,549       16
                                                                -------    --------   ---------     ----
      Net realized gains (losses)...........................        151     (25,434)    (27,285)      --
                                                                -------    --------   ---------     ----
  Change in unrealized gains (losses).......................       (107)    (60,019)   (107,673)      (1)
                                                                -------    --------   ---------     ----
      Net gains (losses) on investments.....................         44     (85,453)   (134,958)      (1)
                                                                -------    --------   ---------     ----
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $   302    $ (3,268)  $ (88,582)    $319
                                                                =======    ========   =========     ====

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                        Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                       ---------------------------------------------------------------------
                                                                   Utilities                        Income Builder
                                                       ---------------------------------   ---------------------------------
                                                                         For the Period Ended December 31,
                                                       ---------------------------------------------------------------------
                                                         1999        1998       1997(a)      1999        1998       1997(a)
                                                       ---------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends............................................   $27,137     $15,610      $ 67       $24,472    $  9,718     $   --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk.........................    (5,144)     (1,265)       (3)       (2,988)     (1,910)        --
                                                        -------     -------      ----       -------    --------     ------
      Net investment income (loss)...................    21,993      14,345        64        21,484       7,808         --
                                                        -------     -------      ----       -------    --------     ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales..............................    58,147      12,499         3        73,162      36,892         --
    Cost of investments sold.........................    47,679      17,658         3        70,955      70,635         --
                                                        -------     -------      ----       -------    --------     ------
      Net realized gains (losses)....................    10,468      (5,159)       --         2,207     (33,743)        --
                                                        -------     -------      ----       -------    --------     ------
  Change in unrealized gains (losses)................    42,122      33,698       184          (830)     (9,844)        --
                                                        -------     -------      ----       -------    --------     ------
      Net gains (losses) on investments..............    52,590      28,539       184         1,377     (43,587)        --
                                                        -------     -------      ----       -------    --------     ------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.......   $74,583     $42,884      $248       $22,861    $(35,779)    $   --
                                                        =======     =======      ====       =======    ========     ======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                      Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                    ----------------------------------------------------------------------
                                                             Dividend Growth                      Capital Growth
                                                    ----------------------------------   ---------------------------------
                                                                      For the Period Ended December 31,
                                                    ----------------------------------------------------------------------
                                                       1999        1998       1997(a)      1999        1998       1997(a)
                                                    ----------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends.........................................  $ 610,181    $173,939     $1,300     $ 56,681     $ 2,673      $ --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk......................    (35,095)    (15,782)      (160)      (3,588)       (666)       (4)
                                                    ---------    --------     ------     --------     -------      ----
      Net investment income (loss)................    575,086     158,157      1,140       53,093       2,007        (4)
                                                    ---------    --------     ------     --------     -------      ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
  Realized gains (losses) from sales of
   investments:
    Proceeds from sales...........................    263,638     131,654        175      323,563       1,573         4
    Cost of investments sold......................    282,970     186,529        174      300,926       1,580         4
                                                    ---------    --------     ------     --------     -------      ----
      Net realized gains (losses).................    (19,332)    (54,875)         1       22,637          (7)       --
                                                    ---------    --------     ------     --------     -------      ----
  Change in unrealized gains (losses).............   (763,516)     32,997      2,167       54,785      28,508       620
                                                    ---------    --------     ------     --------     -------      ----
      Net gains (losses) on investments...........   (782,848)    (21,878)     2,168       77,422      28,501       620
                                                    ---------    --------     ------     --------     -------      ----
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS....  $(207,762)   $136,279     $3,308     $130,515     $30,508      $616
                                                    =========    ========     ======     ========     =======      ====

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                       Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                      ---------------------------------------------------------------------
                                                           Global Dividend Growth                  European Growth
                                                      ---------------------------------   ---------------------------------
                                                                        For the Period Ended December 31,
                                                      ---------------------------------------------------------------------
                                                        1999        1998       1997(a)      1999        1998       1997(a)
                                                      ---------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends...........................................  $ 81,982     $51,502      $104      $ 62,252     $17,237      $ --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk........................    (7,890)     (3,900)      (21)       (5,830)     (2,436)      (23)
                                                      --------     -------      ----      --------     -------      ----
      Net investment income (loss)..................    74,092      47,602        83        56,422      14,801       (23)
                                                      --------     -------      ----      --------     -------      ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales.............................   113,682      54,620        30        35,703      47,367        25
    Cost of investments sold........................   103,795      51,388        30        25,749      43,899        26
                                                      --------     -------      ----      --------     -------      ----
      Net realized gains (losses)...................     9,887       3,232        --         9,954       3,468        (1)
                                                      --------     -------      ----      --------     -------      ----
  Change in unrealized gains (losses)...............    38,007      (3,294)      (28)      154,979      13,019        47
                                                      --------     -------      ----      --------     -------      ----
      Net gains (losses) on investments.............    47,894         (62)      (28)      164,933      16,487        46
                                                      --------     -------      ----      --------     -------      ----
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS......  $121,986     $47,540      $ 55      $221,355     $31,288      $ 23
                                                      ========     =======      ====      ========     =======      ====

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                      Morgan Stanley Dean Witter
                                                                Variable Investment Series Sub-Accounts
                                                              -------------------------------------------
                                                                                               Aggressive
                                                                      Pacific Growth             Equity
                                                              ------------------------------   ----------
                                                                   For the Period Ended December 31,
                                                              -------------------------------------------
                                                                1999       1998     1997(a)     1999(b)
                                                              --------   --------   --------   ----------
INVESTMENT INCOME
Dividends...................................................  $   316    $   400      $ --       $    81
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk................................     (611)      (155)       --          (499)
                                                              -------    -------      ----       -------
      Net investment income (loss)..........................     (295)       245        --          (418)
                                                              -------    -------      ----       -------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales.....................................   12,211        551        --           784
    Cost of investments sold................................   10,004        281        --           715
                                                              -------    -------      ----       -------
      Net realized gains (losses)...........................    2,207        270        --            69
                                                              -------    -------      ----       -------
  Change in unrealized gains (losses).......................   45,281     (1,428)       --        47,639
                                                              -------    -------      ----       -------
      Net gains (losses) on investments.....................   47,488     (1,158)       --        47,708
                                                              -------    -------      ----       -------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $47,193    $  (913)     $ --       $47,290
                                                              =======    =======      ====       =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                           Morgan Stanley Dean Witter
                                                                    Variable Investment Series Sub-Accounts
                                                          ------------------------------------------------------------
                                                                                                         Competitive
                                                                                             S&P 500         Edge
                                                                       Equity                 Index      "Best Ideas"
                                                          --------------------------------   --------   --------------
                                                                       For the Period Ended December 31,
                                                          ------------------------------------------------------------
                                                             1999        1998     1997(a)    1999(b)       1999(b)
                                                          ----------   --------   --------   --------   --------------
INVESTMENT INCOME
Dividends...............................................  $  294,023   $ 97,876    $  268    $   561        $   --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk............................     (22,494)    (7,287)     (100)    (1,399)          (30)
                                                          ----------   --------    ------    -------        ------
      Net investment income (loss)......................     271,529     90,589       168       (838)          (30)
                                                          ----------   --------    ------    -------        ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales.................................     542,048    143,153       142      8,807            68
    Cost of investments sold............................     442,607    128,870       143      6,300            66
                                                          ----------   --------    ------    -------        ------
      Net realized gains (losses).......................      99,441     14,283        (1)     2,507             2
                                                          ----------   --------    ------    -------        ------
  Change in unrealized gains (losses)...................   1,117,295    114,532     3,395     49,324         2,240
                                                          ----------   --------    ------    -------        ------
      Net gains (losses) on investments.................   1,216,736    128,815     3,394     51,831         2,242
                                                          ----------   --------    ------    -------        ------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........  $1,488,265   $219,404    $3,562    $50,993        $2,212
                                                          ==========   ========    ======    =======        ======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                        Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                       ---------------------------------------------------------------------
                                                                  Strategist                     Capital Appreciation
                                                       ---------------------------------   ---------------------------------
                                                                         For the Period Ended December 31,
                                                       ---------------------------------------------------------------------
                                                         1999        1998       1997(a)      1999        1998       1997(a)
                                                       ---------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends............................................  $ 19,265    $ 31,144      $110       $   618     $   204      $  --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk.........................    (7,183)     (2,485)       (5)          (90)       (334)       (11)
                                                       --------    --------      ----       -------     -------      -----
      Net investment income (loss)...................    12,082      28,659       105           528        (130)       (11)
                                                       --------    --------      ----       -------     -------      -----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales..............................   125,639      17,799         5        48,965         964         16
    Cost of investments sold.........................   112,671      57,283         5        50,809         931         17
                                                       --------    --------      ----       -------     -------      -----
      Net realized gains (losses)....................    12,968     (39,484)       --        (1,844)         33         (1)
                                                       --------    --------      ----       -------     -------      -----
  Change in unrealized gains (losses)................   102,295      38,959       128         4,506      (3,776)      (730)
                                                       --------    --------      ----       -------     -------      -----
      Net gains (losses) on investments..............   115,263        (525)      128         2,662      (3,743)      (731)
                                                       --------    --------      ----       -------     -------      -----
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.......  $127,345    $ 28,134      $233       $ 3,190     $(3,873)     $(742)
                                                       ========    ========      ====       =======     =======      =====

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                                                                           Van Kampen
                                                                                                              Life
                                                                                                           Investment
                                                                   Morgan Stanley Dean Witter                 Trust
                                                               Universal Funds, Inc. Sub-Accounts          Sub-Account
                                                         -----------------------------------------------   -----------
                                                                                                Emerging
                                                          Equity    U.S. Real   International   Markets     Emerging
                                                          Growth     Estate        Magnum        Equity      Growth
                                                         --------   ---------   -------------   --------   -----------
                                                                       For the Period Ended December 31,
                                                         -------------------------------------------------------------
                                                         1999(b)     1999(b)       1999(b)      1999(b)      1999(b)
                                                         --------   ---------   -------------   --------   -----------
INVESTMENT INCOME
Dividends..............................................  $ 5,405      $ 195         $  288       $   --      $    --
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk...........................     (504)       (14)           (89)         (20)        (328)
                                                         -------      -----         ------       ------      -------
      Net investment income (loss).....................    4,901        181            199          (20)        (328)
                                                         -------      -----         ------       ------      -------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales of investments:
    Proceeds from sales................................    1,148         34            623           43       30,364
    Cost of investments sold...........................    1,122         37            596           42       26,538
                                                         -------      -----         ------       ------      -------
      Net realized gains (losses)......................       26         (3)            27            1        3,826
                                                         -------      -----         ------       ------      -------
  Change in unrealized gains (losses)..................   19,986       (280)         4,170        2,285       60,407
                                                         -------      -----         ------       ------      -------
      Net gains (losses) on investments................   20,012       (283)         4,197        2,286       64,233
                                                         -------      -----         ------       ------      -------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.........  $24,913      $(102)        $4,396       $2,266      $63,905
                                                         =======      =====         ======       ======      =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                          -------------------------------------------------------------------------
                                                      Money Market                      Quality Income Plus
                                          ------------------------------------   ----------------------------------
                                                              For the Period Ended December 31,
                                          -------------------------------------------------------------------------
                                             1999          1998       1997(a)       1999         1998      1997(a)
                                          -----------   -----------   --------   ----------   ----------   --------
FROM OPERATIONS
Net investment income (loss)............  $    50,701   $    69,022   $    377   $   58,257   $   33,974   $   643
Net realized gains (losses).............           --            --         --        1,500      (31,063)        1
Change in unrealized gains (losses).....           --            --         --      (99,578)       7,597       443
                                          -----------   -----------   --------   ----------   ----------   -------
    Change in net assets resulting from
      operations........................       50,701        69,022        377      (39,821)      10,508     1,087
                                          -----------   -----------   --------   ----------   ----------   -------
FROM CAPITAL TRANSACTIONS
Deposits................................    8,929,743     8,943,005         --           50       13,132        --
Benefit payments........................           --            --         --           --           --        --
Payments on termination.................           --       (57,013)        --      (33,690)          --        --
Contract maintenance charges............      (22,736)      (11,773)      (209)     (14,720)      (7,231)     (131)
Transfers among the sub-accounts and
 with the Fixed Account--net............   (8,061,644)   (8,042,636)   137,894     (133,710)   1,081,871    71,628
                                          -----------   -----------   --------   ----------   ----------   -------
    Change in net assets resulting from
      capital transactions..............      845,363       831,583    137,685     (182,070)   1,087,772    71,497
                                          -----------   -----------   --------   ----------   ----------   -------
INCREASE (DECREASE) IN NET ASSETS.......      896,064       900,605    138,062     (221,891)   1,098,280    72,584
NET ASSETS AT BEGINNING OF PERIOD.......    1,038,667       138,062         --    1,170,864       72,584        --
                                          -----------   -----------   --------   ----------   ----------   -------
NET ASSETS AT END OF PERIOD.............  $ 1,934,731   $ 1,038,667   $138,062   $  948,973   $1,170,864   $72,584
                                          ===========   ===========   ========   ==========   ==========   =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Morgan Stanley Dean Witter
                                                                Variable Investment Series Sub-Accounts
                                                              --------------------------------------------
                                                              Short-Term
                                                                 Bond                High Yield
                                                              ----------   -------------------------------
                                                                   For the Period Ended December 31,
                                                              --------------------------------------------
                                                               1999(b)       1999       1998      1997(a)
                                                              ----------   --------   ---------   --------
FROM OPERATIONS
Net investment income (loss)................................    $   258    $ 82,185   $  46,376   $   320
Net realized gains (losses).................................        151     (25,434)    (27,285)       --
Change in unrealized gains (losses).........................       (107)    (60,019)   (107,673)       (1)
                                                                -------    --------   ---------   -------
    Change in net assets resulting from operations..........        302      (3,268)    (88,582)      319
                                                                -------    --------   ---------   -------
FROM CAPITAL TRANSACTIONS
Deposits....................................................      4,087          --         687        --
Benefit payments............................................         --          --          --        --
Payments on termination.....................................         --          --          --        --
Contract maintenance charges................................       (121)     (9,790)     (9,932)      (40)
Transfers among the sub-accounts and with the Fixed
 Account--net...............................................     30,915      16,076     671,848    30,278
                                                                -------    --------   ---------   -------
    Change in net assets resulting from capital
      transactions..........................................     34,881       6,286     662,603    30,238
                                                                -------    --------   ---------   -------
INCREASE (DECREASE) IN NET ASSETS...........................     35,183       3,018     574,021    30,557
NET ASSETS AT BEGINNING OF PERIOD...........................         --     604,578      30,557        --
                                                                -------    --------   ---------   -------
NET ASSETS AT END OF PERIOD.................................    $35,183    $607,596   $ 604,578   $30,557
                                                                =======    ========   =========   =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                    ---------------------------------------------------------------------
                                                                Utilities                        Income Builder
                                                    ---------------------------------   ---------------------------------
                                                                      For the Period Ended December 31,
                                                    ---------------------------------------------------------------------
                                                      1999        1998       1997(a)      1999        1998       1997(a)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
FROM OPERATIONS
Net investment income (loss)......................  $ 21,993    $ 14,345     $   64     $ 21,484    $  7,808     $   --
Net realized gains (losses).......................    10,468      (5,159)        --        2,207     (33,743)        --
Change in unrealized gains (losses)...............    42,122      33,698        184         (830)     (9,844)        --
                                                    --------    --------     ------     --------    --------     ------
    Change in net assets resulting from
      operations..................................    74,583      42,884        248       22,861     (35,779)        --
                                                    --------    --------     ------     --------    --------     ------
FROM CAPITAL TRANSACTIONS
Deposits..........................................        --          --         --        1,746          --         --
Benefit payments..................................        --          --         --           --          --         --
Payments on termination...........................        --          --         --      (38,577)         --         --
Contract maintenance charges......................    (8,559)     (2,389)        (9)      (5,449)     (4,127)        --
Transfers among the sub-accounts and with the
 Fixed Account--net...............................   329,461     357,037      8,573       95,087     329,590         --
                                                    --------    --------     ------     --------    --------     ------
    Change in net assets resulting from capital
      transactions................................   320,902     354,648      8,564       52,807     325,463         --
                                                    --------    --------     ------     --------    --------     ------
INCREASE (DECREASE) IN NET ASSETS.................   395,485     397,532      8,812       75,668     289,684         --
NET ASSETS AT BEGINNING OF PERIOD.................   406,344       8,812         --      289,684          --         --
                                                    --------    --------     ------     --------    --------     ------
NET ASSETS AT END OF PERIOD.......................  $801,829    $406,344     $8,812     $365,352    $289,684     $   --
                                                    ========    ========     ======     ========    ========     ======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                              Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                              -------------------------------------------------------------------
                                                       Dividend Growth                     Capital Growth
                                              ----------------------------------   ------------------------------
                                                               For the Period Ended December 31,
                                              -------------------------------------------------------------------
                                                 1999         1998      1997(a)      1999       1998     1997(a)
                                              ----------   ----------   --------   --------   --------   --------
FROM OPERATIONS
Net investment income (loss)................  $  575,086   $  158,157   $  1,140   $ 53,093   $  2,007   $    (4)
Net realized gains (losses).................     (19,332)     (54,875)         1     22,637         (7)       --
Change in unrealized gains (losses).........    (763,516)      32,997      2,167     54,785     28,508       620
                                              ----------   ----------   --------   --------   --------   -------
    Change in net assets resulting from
      operations............................    (207,762)     136,279      3,308    130,515     30,508       616
                                              ----------   ----------   --------   --------   --------   -------
FROM CAPITAL TRANSACTIONS
Deposits....................................     (29,127)          --         --         --         --        --
Benefit payments............................          --           --         --         --         --        --
Payments on termination.....................      (6,408)          --         --         --         --        --
Contract maintenance charges................     (56,844)     (29,870)      (410)    (6,118)    (1,188)      (20)
Transfers among the sub-accounts and with
 the Fixed Account--net.....................   2,342,211    2,558,640    257,086    347,192    161,739    13,760
                                              ----------   ----------   --------   --------   --------   -------
    Change in net assets resulting from
      capital transactions..................   2,249,832    2,528,770    256,676    341,074    160,551    13,740
                                              ----------   ----------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS...........   2,042,070    2,665,049    259,984    471,589    191,059    14,356
NET ASSETS AT BEGINNING OF PERIOD...........   2,925,033      259,984         --    205,415     14,356        --
                                              ----------   ----------   --------   --------   --------   -------
NET ASSETS AT END OF PERIOD.................  $4,967,103   $2,925,033   $259,984   $677,004   $205,415   $14,356
                                              ==========   ==========   ========   ========   ========   =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                               Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                               -------------------------------------------------------------------
                                                    Global Dividend Growth                European Growth
                                               --------------------------------   --------------------------------
                                                                For the Period Ended December 31,
                                               -------------------------------------------------------------------
                                                  1999        1998     1997(a)       1999        1998     1997(a)
                                               ----------   --------   --------   ----------   --------   --------
FROM OPERATIONS
Net investment income (loss).................  $   74,092   $ 47,602   $    83    $   56,422   $ 14,801   $   (23)
Net realized gains (losses)..................       9,887      3,232        --         9,954      3,468        (1)
Change in unrealized gains (losses)..........      38,007     (3,294)      (28)      154,979     13,019        47
                                               ----------   --------   -------    ----------   --------   -------
    Change in net assets resulting from
      operations.............................     121,986     47,540        55       221,355     31,288        23
                                               ----------   --------   -------    ----------   --------   -------
FROM CAPITAL TRANSACTIONS
Deposits.....................................          --         --        --          (696)       687        --
Benefit payments.............................          --         --        --            --         --        --
Payments on termination......................          --         --        --            --         --        --
Contract maintenance charges.................     (12,830)    (7,595)      (81)       (9,547)    (4,711)      (48)
Transfers among the sub-accounts and with the
 Fixed Account--net..........................     191,662    673,671    54,810       439,120    336,917    35,507
                                               ----------   --------   -------    ----------   --------   -------
    Change in net assets resulting from
      capital transactions...................     178,832    666,076    54,729       428,877    332,893    35,459
                                               ----------   --------   -------    ----------   --------   -------
INCREASE (DECREASE) IN NET ASSETS............     300,818    713,616    54,784       650,232    364,181    35,482
NET ASSETS AT BEGINNING OF PERIOD............     768,400     54,784        --       399,663     35,482        --
                                               ----------   --------   -------    ----------   --------   -------
NET ASSETS AT END OF PERIOD..................  $1,069,218   $768,400   $54,784    $1,049,895   $399,663   $35,482
                                               ==========   ========   =======    ==========   ========   =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Morgan Stanley Dean Witter Variable
                                                                    Investment Series Sub-Accounts
                                                              -------------------------------------------
                                                                                               Aggressive
                                                                      Pacific Growth             Equity
                                                              ------------------------------   ----------
                                                                   For the Period Ended December 31,
                                                              -------------------------------------------
                                                                1999       1998     1997(a)     1999(b)
                                                              --------   --------   --------   ----------
FROM OPERATIONS
Net investment income (loss)................................  $   (295)  $   245      $ --      $   (418)
Net realized gains (losses).................................     2,207       270        --            69
Change in unrealized gains (losses).........................    45,281    (1,428)       --        47,639
                                                              --------   -------      ----      --------
    Change in net assets resulting from operations..........    47,193      (913)       --        47,290
                                                              --------   -------      ----      --------
FROM CAPITAL TRANSACTIONS
Deposits....................................................        21        --        --           272
Benefit payments............................................        --        --        --            --
Payments on termination.....................................        --        --        --            --
Contract maintenance charges................................    (1,039)     (159)       --          (484)
Transfers among the sub-accounts and with the Fixed
 Account--net...............................................   178,912    17,558        --       146,337
                                                              --------   -------      ----      --------
    Change in net assets resulting from capital
      transactions..........................................   177,894    17,399        --       146,125
                                                              --------   -------      ----      --------
INCREASE (DECREASE) IN NET ASSETS...........................   225,087    16,486        --       193,415
NET ASSETS AT BEGINNING OF PERIOD...........................    16,486        --        --            --
                                                              --------   -------      ----      --------
NET ASSETS AT END OF PERIOD.................................  $241,573   $16,486      $ --      $193,415
                                                              ========   =======      ====      ========

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                      -----------------------------------------------------------------------
                                                                                                                  Competitive
                                                                                                                     Edge
                                                                                                      S&P 500        "Best
                                                                        Equity                         Index        Ideas"
                                                      -------------------------------------------   -----------   -----------
                                                                         For the Period Ended December 31,
                                                      -----------------------------------------------------------------------
                                                          1999            1998          1997(a)       1999(b)       1999(b)
                                                      -------------   -------------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)........................   $  271,529      $   90,589      $    168      $   (838)      $   (30)
Net realized gains (losses).........................       99,441          14,283            (1)        2,507             2
Change in unrealized gains (losses).................    1,117,295         114,532         3,395        49,324         2,240
                                                       ----------      ----------      --------      --------       -------
    Change in net assets resulting from
      operations....................................    1,488,265         219,404         3,562        50,993         2,212
                                                       ----------      ----------      --------      --------       -------
FROM CAPITAL TRANSACTIONS
Deposits............................................      (26,014)             --            --         1,790            --
Benefit payments....................................           --              --            --            --            --
Payments on termination.............................       (6,408)             --            --            --            --
Contract maintenance charges........................      (37,882)        (13,312)         (252)       (2,600)          (44)
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................    2,239,256       1,062,866       154,703       544,106        25,138
                                                       ----------      ----------      --------      --------       -------
    Change in net assets resulting from capital
      transactions..................................    2,168,952       1,049,554       154,451       543,296        25,094
                                                       ----------      ----------      --------      --------       -------
INCREASE (DECREASE) IN NET ASSETS...................    3,657,217       1,268,958       158,013       594,289        27,306
NET ASSETS AT BEGINNING OF PERIOD...................    1,426,971         158,013            --            --            --
                                                       ----------      ----------      --------      --------       -------
NET ASSETS AT END OF PERIOD.........................   $5,084,188      $1,426,971      $158,013      $594,289       $27,306
                                                       ==========      ==========      ========      ========       =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    Morgan Stanley Dean Witter Variable Investment Series Sub-Accounts
                                                  -----------------------------------------------------------------------
                                                              Strategist                     Capital Appreciation(c)
                                                  -----------------------------------   ---------------------------------
                                                                     For the Period Ended December 31,
                                                  -----------------------------------------------------------------------
                                                     1999         1998       1997(a)      1999        1998       1997(a)
                                                  -----------   ---------   ---------   ---------   ---------   ---------
FROM OPERATIONS
Net investment income (loss)....................  $   12,082    $ 28,659     $   105    $    528     $  (130)    $   (11)
Net realized gains (losses).....................      12,968     (39,484)         --      (1,844)         33          (1)
Change in unrealized gains (losses).............     102,295      38,959         128       4,506      (3,776)       (730)
                                                  ----------    --------     -------    --------     -------     -------
    Change in net assets resulting from
      operations................................     127,345      28,134         233       3,190      (3,873)       (742)
                                                  ----------    --------     -------    --------     -------     -------
FROM CAPITAL TRANSACTIONS
Deposits........................................        (696)         --          --          --          --          --
Benefit payments................................          --          --          --          --          --          --
Payments on termination.........................          --          --          --          --          --          --
Contract maintenance charges....................     (13,031)     (5,135)        (19)       (153)       (618)        (28)
Transfers among the sub-accounts and with the
 Fixed Account--net.............................     500,898     483,699      17,146     (46,923)     29,147      20,000
                                                  ----------    --------     -------    --------     -------     -------
    Change in net assets resulting from capital
      transactions..............................     487,171     478,564      17,127     (47,076)     28,529      19,972
                                                  ----------    --------     -------    --------     -------     -------
INCREASE (DECREASE) IN NET ASSETS...............     614,516     506,698      17,360     (43,886)     24,656      19,230
NET ASSETS AT BEGINNING OF PERIOD...............     524,058      17,360          --      43,886      19,230          --
                                                  ----------    --------     -------    --------     -------     -------
NET ASSETS AT END OF PERIOD.....................  $1,138,574    $524,058     $17,360    $     --     $43,886     $19,230
                                                  ==========    ========     =======    ========     =======     =======

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

(c) On the close of business on March 19, 1999, Capital Appreciation Sub-Account merged with and into Equity Sub-Account

                       See notes to financial statements.

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          Van Kampen
                                                                                                             Life
                                                                                                          Investment
                                                                  Morgan Stanley Dean Witter                 Trust
                                                              Universal Funds, Inc. Sub-Accounts          Sub-Account
                                                        -----------------------------------------------   -----------
                                                                                               Emerging
                                                         Equity    U.S. Real   International   Markets     Emerging
                                                         Growth     Estate        Magnum        Equity      Growth
                                                        --------   ---------   -------------   --------   -----------
                                                                      For the Period Ended December 31,
                                                        -------------------------------------------------------------
                                                        1999(b)     1999(b)       1999(b)      1999(b)      1999(b)
                                                        --------   ---------   -------------   --------   -----------
FROM OPERATIONS
Net investment income (loss)..........................  $  4,901    $  181        $   199      $   (20)    $   (328)
Net realized gains (losses)...........................        26        (3)            27            1        3,826
Change in unrealized gains (losses)...................    19,986      (280)         4,170        2,285       60,407
                                                        --------    ------        -------      -------     --------
    Change in net assets resulting from operations....    24,913      (102)         4,396        2,266       63,905
                                                        --------    ------        -------      -------     --------
FROM CAPITAL TRANSACTIONS
Deposits..............................................        27     1,757             44           12        1,787
Benefit payments......................................        --        --             --           --           --
Payments on termination...............................        --        --             --           --           --
Contract maintenance charges..........................      (725)      (22)          (135)         (26)        (507)
Transfers among the sub-accounts and with the Fixed
 Account--net.........................................   141,739     3,344         40,660        7,911      165,815
                                                        --------    ------        -------      -------     --------
    Change in net assets resulting from capital
      transactions....................................   141,041     5,079         40,569        7,897      167,095
                                                        --------    ------        -------      -------     --------
INCREASE (DECREASE) IN NET ASSETS.....................   165,954     4,977         44,965       10,163      231,000
NET ASSETS AT BEGINNING OF PERIOD.....................        --        --             --           --           --
                                                        --------    ------        -------      -------     --------
NET ASSETS AT END OF PERIOD...........................  $165,954    $4,977        $44,965      $10,163     $231,000
                                                        ========    ======        =======      =======     ========

------------------------
(a) For the Period Beginning November 13, 1997 and Ended December 31, 1997

                       See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

1.  ORGANIZATION
Northbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Northbrook Life Insurance Company ("Northbrook Life"). The assets of the Account are legally segregated from those of Northbrook Life. Northbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation.

Northbrook Life issues the Morgan Stanley Dean Witter Variable Life contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Northbrook Life contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

Money Market              Global Dividend Growth
Quality Income Plus       European Growth
Short-term Bond           Pacific Growth
High Yield                Aggressive Equity
Utilities                 Equity
Income Builder            S&P 500 Index
Dividend Growth           Competitive Edge "Best
Capital Growth            Ideas"
                          Strategist

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Equity Growth             International Magnum
U.S. Real Estate          Emerging Markets Equity

                        VAN KAMPEN LIFE INVESTMENT TRUST

Emerging Growth

Northbrook Life provides insurance and administrative services to the policyholders for a fee.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS--Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

INVESTMENT INCOME--Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

REALIZED GAINS AND LOSSES--Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

FEDERAL INCOME TAXES--The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Northbrook Life. Northbrook Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

MONTHLY DEDUCTIONS--Northbrook Life deducts monthly for cost of insurance, tax expense and administrative expense from the Account Value. The cost of insurance is determined based upon several variables, including the contractholder's death benefit amount and Account Value. Tax expense is charged at an annual rate equal to .40% of the Account Value for the first ten contract years. Northbrook Life deducts a monthly administrative fee of .25% of the Account Value.

MORTALITY AND EXPENSE RISK CHARGE--Northbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

ANNUAL MAINTENANCE FEE--Northbrook Life deducts an annual maintenance fee of $30 on each contract anniversary. This charge is waived on contracts that meet certain requirements.

4.  UNITS ISSUED AND REDEEMED

                                                                 Morgan Stanley Dean Witter Variable Life
                                                    -------------------------------------------------------------------
                                                                        Unit activity during 1999:
                                                                    -----------------------------------
                                                        Units                                 Units        Accumulated
                                                     Outstanding                           Outstanding     Unit Value
                                                    December 31,     Units      Units     December 31,    December 31,
                                                        1998         Issued    Redeemed       1999            1999
                                                    -------------   --------   --------   -------------   -------------
                                                                         (Units in whole amounts)
Investments in the Morgan Stanley Dean Witter
  Variable Investment Series Sub-Accounts:
    Money Market..................................     107,977      198,756    (129,077)     177,656           $10.89
    Quality Income Plus...........................     106,687       21,445     (36,945)      91,187            10.41
    Short-term Bond...............................          --        6,514      (3,029)       3,485            10.10
    High Yield....................................      63,988       14,539     (12,762)      65,765             9.24
    Utilities.....................................      29,711       32,592      (9,817)      52,486            15.28
    Income Builder................................      27,346       13,973      (8,815)      32,504            11.24
    Dividend Growth...............................     252,280      221,943     (31,351)     442,872            11.22
    Capital Growth................................      18,371       44,634     (17,171)      45,834            14.77
    Global Dividend Growth........................      67,763       23,294      (8,072)      82,985            12.88
    European Growth...............................      31,701       39,260      (5,880)      65,081            16.13
    Pacific Growth................................       1,980       21,194      (5,545)      17,629            13.70
    Aggressive Equity.............................          --       13,363         (43)      13,320            14.52
    Equity........................................     105,396      160,991     (27,469)     238,918            21.28
    S&P 500 Index.................................          --       63,362      (8,497)      54,865            10.83
    Competitive Edge "Best Ideas".................          --        2,315          (4)       2,311            11.82
    Strategist....................................      40,897       44,293      (8,790)      76,400            14.90
    Captial Appreciation..........................       4,997          194      (5,191)          --

Investments in the Morgan Stanley Dean Witter
  Universal Funds Inc. Sub-Accounts:
    Equity Growth.................................          --       13,281         (72)      13,209            12.56
    U.S. Real Estate..............................          --          546          (2)         544             9.16
    International Magnum..........................          --        3,821         (63)       3,758            11.97
    Emerging Markets Equity.......................          --          662          (2)         660            15.41

Investments in the Van Kampen Life Investment
  Trust
  Sub-Account:
    Emerging Growth...............................          --       13,883        (799)      13,084            17.65

Units relating to accrued contract maintenance charges are included in units redeemed.